                                                                  EXHIBIT (10)-1

                            SECURED PROMISSORY NOTE
                            -----------------------
                      with provision for future advances

$300,000.00               Los Angeles, California                August 15, 1998

          Upon the terms and subject to the restrictions and conditions set forth herein, Grand Havana Enterprises, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of Harry Shuster, an individual (the "Noteholder"), residing in Los Angeles, California, or such other locations as the Noteholder may designate, the sum of up to Three Hundred Thousand Dollars ($300,000.00) ("Note") together with interest thereon, accrued from the above date hereof; in lawful money of the United States of America.

          The Noteholder make principal advances to Maker in accordance with the following schedule:

               1.   One Hundred Fifty Thousand and
                    no/100 Dollars ($150,000.00)
                    on or before August 15, 1998; and
               2.   One Hundred Fifty Thousand and
                    no/100 Dollars ($150,000.00)
                    on or before September 15, 1998.

          All amounts advanced hereunder will be included in the amounts due hereunder. In addition to the advances described above the Noteholder may from time to time, but shall not be obligated to make additional future advances. As and when advances are made the amount of the advances made shall be recorded on the "Record of Advances" attached hereto as Exhibit "A" and shall be subscribed by the Maker in acknowledgment of the amount of the advance. The aggregate amounts of all advances, less any prepayments of principal shall be the outstanding balance due under this Note.

          The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of ten percent (10%) per annum. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day, all or any of the principal balance hereof shall remain outstanding. Prepayment of interest or principal, in whole or in part, may be made without penalty or forfeiture.

          This Note shall be due and payable in full on March 31, 1999.

          This Note is secured by an interest in the real and personal property and equipment described in Exhibit "B" attached hereto and incorporated herein by this reference, all of which may be used to secure payment under the terms of this

Note in the event of default.

          The Maker hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this Note as the Noteholder hereof may in its sole discretion grant from time to time, to the release of all or any part of the security for the payment hereof. The Maker further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this Note, or to any agreement to pay the same.

          All payments due on this Note shall be payable in lawful money of the United States of America, and shall be made to the Noteholder at 1990 Westwood Boulevard, Los Angeles, California or such other address as the Noteholder may hereafter designate from time to time.

          If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force.

          Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Noteholder shall be applied to reduce the principal balance of this Note so that in no event shall Noteholder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

          The provisions and covenants contained herein shall inure to and be binding upon the heirs, successors and assigns of the parties hereto. Maker agrees that Noteholder may assign this Note and Maker will make payment to such assignee upon notice of such assignment. Noteholder shall thereafter be forever relieved and fully discharged from any and all liability or responsibility to Maker, but Noteholder shall retain all rights and powers hereby given with respect to property not so transferred.

          Time is of the essence in connection with each and every obligation of Maker pursuant to this Note.

          This Note is to be governed by, and construed in accordance with the laws of the State of California.

          Noteholder and Maker agree to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Note or any agreement or document relating hereto or entered into in connection herewith.

          This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the parties sought to be bound thereby.

          Any failure by Noteholder to insist upon the strict performance by Maker of any of the covenants, agreements, obligations or conditions hereof shall not be deemed to be a waiver of any such covenants, agreements, obligations or conditions, and Noteholder, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Maker of any and all of such covenants, agreements, obligations and conditions.

          In the event that this Note is placed in the hands of an attorney at law for collection upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this Note is placed in the hands of an attorney at law to enforce any of the rights or agreements contained herein, the undersigned shall pay all costs of collecting or attempting to collect this Note or protecting or enforcing such rights including, without limitation, reasonable attorneys fees.

          IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first herein above written.

Maker:

Grand Havana Enterprises, Inc.

      /s/ Stanley Shuster
------------------------------
By:   Stanley Shuster
Its:  Vice President

                                  EXHIBIT "A"
                                  -----------

                              Record of Advances


                     Starting Principal Balance:  $150,000
                     -------------------------------------

                   Advance          Authorized             Note Balance
     Date          Amount            Signature             After Advance
     ----          ------            ---------             -------------
     August        $150,000.00                             $150,000.00
     21, 1998

     September
     21, 1998      $150,000.00                             $300,000.00

                                  EXHIBIT "B"
                                  -----------

                           Description of Collateral

     1. All membership initiation fees, membership dues whether paid monthly, annually or in some other periodic payment basis which are paid by patrons or members for club membership privileges at any of the following locations:

               Grand Havana Room--Beverly Hills, CA.
               Grand Havana Room--New York City, NY.
               Grand Havana Room--Washington, D.C.

all of which shall be referred to herein as the "Clubs".

     2. All accounts, receipts, funds held by or to be paid to the Debtor from the Clubs or from the retail store located in Las Vegas, Nevada in the Bally's Hotel, known as the Grand Havana House of Cigars and the Grand Havana House of Cigars in Beverly Hills, California, (collectively, the "Stores").

     3. The leasehold interests of the Debtor at the locations for the Clubs and the Stores.

     4. All presently owned or hereafter acquired equipment, supplies, materials, machines, appliances, fixtures, furniture, furnishings, leasehold improvements, appurtenances of any description, and all additions and accessions thereto and replacements therefor; and

     5. All personal property of any description, now owned or hereafter to be acquired by or on behalf of Debtor, including, without limitation, inventory, work-in-progress, and supplies, and all additions and accessions thereto and replacements therefor; and

     6. All accounts, contract rights, general intangibles, receivables, and other documents, instruments, and other rights to the payment of money or performance of services, now existing or hereafter arising in any way relating to the business of Debtor or in connection with the use of the property described in (1) and (2) above; and

     7. All proceeds of the foregoing collateral, including whatever is receivable or received when collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.


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